UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2021
AppHarvest, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39288	82-5042965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Appalachian Way Morehead, KY	40351
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (606) 653-6100
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	APPH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	APPHW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the Staff of the Securities and Exchange Commission (the “SEC”) released a statement (the “SEC Statement”) expressing the view that certain warrants issued by special purpose acquisition companies (“SPACs”) may require classification as a liability of the entity measured at fair value, with changes in fair value recorded each period in earnings. The SEC Statement discusses “certain features of warrants issued in SPAC transactions” that “may be common across many entities.” The SEC Statement indicates that when one or more of such features is included in a warrant, the warrant “should be classified as a liability measured at fair value, with changes in fair value each period reported in earnings.”

AppHarvest, Inc. was originally known as Novus Capital Corporation (“Novus”), a SPAC. On January 29, 2021, Novus consummated a business combination with privately-held AppHarvest, Inc. pursuant to that certain Business Combination Agreement, dated September 28, 2020 (the “Business Combination”). In connection with the closing of the Business Combination, Novus changed its name from Novus Capital Corporation to AppHarvest, Inc. While Novus was the legal acquirer in the Business Combination, because privately held AppHarvest was deemed the accounting acquirer, the historical consolidated financial statements of privately held AppHarvest became the historical consolidated financial statements of the combined company, upon the consummation of the Business Combination.

Prior to the consummation of the Business Combination, Novus classified its private placement warrants (the “Private Warrants”) and public warrants (the “Public Warrants” and together with the Private Warrants, the “Warrants”), as a component of stockholders’ equity in its historical financial statements. The Warrants were initially issued in connection with its initial public offering, and following the consummation of the Business Combination, the Warrants remain outstanding.

Following the release of the SEC Statement, AppHarvest reassessed Novus’s accounting for its Warrants and concluded that the accounting treatment for the Private Warrants was in error. While the terms of the Private Warrants have not changed, as a result of the SEC Statement, AppHarvest has determined that the Private Warrants should have been classified as liabilities and subsequently remeasured at fair value on a recurring basis pursuant to Accounting Standards Codification Topic 815. The terms of the Warrants provide for differences in the mechanics of a cashless exercise dependent upon the characteristics of the warrant holder, and because the holder of a warrant is not an input into the pricing of a fixed-for-fixed option on equity shares, such provisions preclude the Private Warrant from being classified in equity. AppHarvest has determined that there was no impact to the historical accounting by Novus for the Public Warrants as a result of the SEC Statement and that the Public Warrants were properly reflected as a component of stockholders’ equity. The historical financial statements of privately held AppHarvest, which are the financial statements of the combined company following the consummation of the Business Combination, are not affected by the SEC Statement.

On May 14, 2021, the Audit Committee of the Board of Directors of AppHarvest (the “Audit Committee”), after considering the recommendations of and in consultation with management, concluded that Novus’s previously issued audited financial statements as of December 31, 2020 and for the period from March 5, 2020 (inception) through December 31, 2020 (the “Affected Period”), as contained in Novus’s Annual Report on Form 10-K filed with the SEC on January 29, 2021 (the “Novus 10-K”), should no longer be relied upon due to the above-referenced change in classification of the Private Warrants. As of December 31, 2020, Novus had 13,250,000 Warrants outstanding, 3,250,000 of which are Private Warrants and subject to the reclassification as described herein. Novus’s prior accounting for the Private Warrants as a component of stockholders’ equity instead of as a liability did not have any effect on Novus’s liquidity or previously reported cash or cash equivalents.

AppHarvest intends to file an amendment to the Novus 10-K (the “Amended Novus 10-K”) reflecting this change in classification of the Private Warrants for the Affected Period, and the corresponding restatement to the financial statement items for the Affected Period will be reflected in disclosures in the financial statements included in the Amended Novus 10-K. In addition, the Amended Novus 10-K will reflect the expense of certain issuance costs associated with the Private Warrants that were previously offset against stockholders’ equity. The Audit Committee and management have discussed the matters disclosed in this Current Report on Form 8-K with our current independent registered public accounting firm, Ernst & Young LLP, and the independent registered public accounting firm of Novus during the Affected Period, Marcum LLP.

In connection with the restatement, management re-evaluated the effectiveness of Novus’s disclosure controls and procedures as of December 31, 2020. Management concluded that Novus’s disclosure controls and procedures were not effective as of December 31, 2020, due to a material weakness in the internal control over financial reporting related to the accounting for complex equity instruments, solely as a result of Novus’s classification of the warrants as components of equity instead of derivative liabilities. AppHarvest believes that the identified material weakness was remediated following the Business Combination, as the disclosure controls and procedures and internal controls over financial reporting of privately held AppHarvest (as the deemed accounting acquirer) became the disclosure controls and procedures and internal control over financial reporting of the combined company, and the financial reporting and accounting personnel of privately held AppHarvest assumed such roles and responsibilities of the combined company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AppHarvest, Inc.

Dated: May 14, 2021
	By:	/s/ Loren Eggleton
Loren Eggleton
Chief Financial Officer